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                                                                     Exhibit 4.2


                         INCORPORATED UNDER THE LAWS OF

                              THE STATE OF DELAWARE

No. [[certificatenumber]]                                 ***[[number]]SHARES***

                        [[COLONY RIH ACQUISITIONS, INC.]]
                            [[TOTAL AUTHORIZED ISSUE
                10,000 SHARES OF COMMON STOCK, PAR VALUE $0.01>>
This Certifies that [[name]] is the registered holder of ****[[number]]**** Shares of the above named Corporation, fully paid and non-assessable transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.

In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this [[date]] day of [[month]] A.D. [[year]]


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[[Secretary-Treasurer]]                            [[President]]


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The securities evidenced hereby have not been registered under the Securities
Act of 1933, as amended (the "Act"), and may not be transferred except pursuant to an effective registration under the Act or in a transaction which, in the opinion of counsel, is reasonably satisfactory to the Company, qualifies as an exempt transaction under the Act and the rules and regulations promulgated thereunder.

                               * * * * * * * * * *

       For Value Received, ________ hereby sell, assign and transfer unto _________________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________ Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

           Dated
                  -------------

      In presence of


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